EXHIBIT 10.3
AMENDMENT NO. 4 TO
AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT
          THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (the “Amendment”), dated as of July 24, 2009, between ANIXTER INC., a Delaware corporation, (the “Originator”) and ANIXTER RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”).
WITNESSETH:
          WHEREAS, the Originator and the Buyer are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of October 3, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and
          WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
     SECTION 2. Amendments to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Agreement is amended as follows:
     (a) The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:
     ““Excluded Receivable” means indebtedness and other obligations owed to Originator, in respect of: (i) all accounts receivable generated by Originator’s Latin American export locations, (ii) all accounts receivable generated by Originator’s “Pacer”, “IMS”, “QSN”, “Pentacon” and “World Class Wire and Cable” divisions which are not included in Originator’s main subledger system, (iii) all accounts receivable generated by any of Originator’s divisions which are acquired after July 24, 2009 which are not included in Originator’s main subledger system, (iv) all accounts receivable owing by Obligors with the following customer numbers: 139661 or 804470 (in each case, as such customer numbers are in effect or otherwise categorized as of July 24, 2009), (v) all accounts receivable owing by Obligors with the following customer prefixes: N-N, NN+ or ORO (in each case, as such customer prefixes are in effect or otherwise categorized as of July 24, 2009) and (vi) all accounts receivable existing at Originator’s general corporate division coded WC (as such division is in effect or otherwise structured as of July 24, 2009).”
     (b) Exhibit III to the Agreement is hereby replaced with Exhibit III attached hereto.
     SECTION 3. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the parties shall have received a copy of this Amendment duly executed by each of the parties hereto.
     SECTION 4. Representations and Warranties of the Originator. In order to induce the parties hereto to enter into this Amendment, the Originator represents and warrants to the Buyer, as to itself, that the execution and delivery by such Originator of this Amendment has been duly authorized by proper corporate proceedings of such Originator and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
     SECTION 5. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
     SECTION 6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.
     SECTION 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
     SECTION 8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

ANIXTER INC., as the Originator
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. — Treasurer

ANIXTER RECEIVABLES CORPORATION, as the Buyer
By:	/s/ Rod Shoemaker
	Name:	Rod Shoemaker
	Title:	V.P. — Treasurer

Signature Page to
Amendment No. 4 to Amended and Restated Receivables Sale Agreement

Acknowledged and Agreed
as of the date first written above:

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Joel Gedroic
	Name:	Joel Gedroic
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Financial Institution, a Managing Agent and as Agent
By:	/s/ Joel Gedroic
	Name:	Joel Gedroic
	Title:	Executive Director
Signature Page to
Amendment No. 4 to Amended and Restated Receivables Sale Agreement

Acknowledged and Agreed
as of the date first written above:

THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation)
By:	/s/ Doris Hearn
	Name:	Doris Hearn
	Title:	Authorized Signatory

SUNTRUST BANK, as a Financial Institution
By:	/s/ Robert Maddox
	Name:	Robert Maddox
	Title:	Director

SUNTRUST ROBINSON HUMPHREY INC., as a Managing Agent
By:	/s/ Joseph R. Franke
	Name:	Joseph R. Franke
	Title:	Director

Signature Page to
Amendment No. 4 to Amended and Restated Receivables Sale Agreement

EXHIBIT III

								Lockbox
Bank Name	Address	ABA	Account Name	Lockbox ID #	Account #	Account Type	Lockbox Address	Agreements
Bank of America, N.A.	231 South LaSalle St.	026009593	Credit Card		8666000209	Deposit		N/A
	Chicago, IL 60697
			Depository	98908	8666600206	Deposit	P.O. Box 98908	Yes
							840 Canal
							Chicago, IL 60693

Bank of America, N.A.	1401 Elm Street	026009593	WireXpress	847481	3751592314	Deposit	P.O. Box 847481	Yes
	Dallas, TX 75202						Dallas, TX 75284-7481
			Depository	847428	3751592291	Deposit	P.O. Box 847428	Yes
							Dallas, TX 75284-7428